UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  May 4, 2005 (Date of earliest event reported)

                                 MAGNETEK, INC.

             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                 1-10233                   95-3917584
 (State or Other Jurisdiction     (Commission               (IRS Employer
       of Incorporation)          File Number)            Identification No.)


                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

See Press Release dated July 8, 2005 titled "Magnetek to Announce Fiscal 2005 Year-End Results on August 25th; Company Updates Fourth Quarter Guidance, Comments on Discontinued Operations," attached as Exhibit 99.1 to this Current Report.



EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated July 8, 2005 titled "Magnetek to Announce Fiscal 2005 Year-End Results on August 25th; Company Updates Fourth Quarter Guidance, Comments on Discontinued Operations."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MAGNETEK, INC.





                                           By: /s/ David Reiland
                                               ---------------------------------
                                               David Reiland
                                               Executive Vice President
                                               & Chief Financial Officer
July 8, 2005

                                  EXHIBIT INDEX



EXHIBIT
NUMBER     DESCRIPTION

99.1 Magnetek, Inc. Press Release dated July 8, 2005 titled "Magnetek to Announce Fiscal 2005 Year-End Results on August 25th; Company Updates Fourth Quarter Guidance, Comments on Discontinued Operations."